VENTURE LENDING & LEASING III, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2003

To the Shareholders of Venture Lending & Leasing III, Inc.:

An Annual Meeting of the Shareholders of Venture Lending & Leasing III, Inc. ("the Fund" or "Fund III") will be held at 11:00 AM, Pacific time, on May 14, 2003, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the election of the seven members of the Board of Directors

Each shareholder that owned shares of the Fund on the close of business on March 31, 2003 is entitled to vote at this meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

Ronald W. Swenson

Chairman of the Board of the Fund

April 10, 2003

VENTURE LENDING & LEASING III, INC.

2010 North First Street, Suite 310

San Jose, CA 95131

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 14, 2003

Introduction

The Board of Directors of Venture Lending & Leasing, III, Inc. ("Fund III") have issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of the Fund to be held at 11:00 AM, Pacific time, on May 14, 2003, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 11, 2003.

On March 31, 2003, the record date for the Meeting ("Record Date"), there were 100,000 shares of Common Stock, $.001 par value ("Shares") of Fund III outstanding and entitled to vote. For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 13, 2003. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the meeting and voting in person.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to all Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

The proposal to elect the Fund's directors requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present. 100% of the Fund's outstanding Shares are owned by Venture Lending & Leasing III, LLC (the "LLC"). The LLC in turn is owned by its members (the "LLC Members"). The LLC's organizational documents require that the LLC's Managing Member vote the Shares owned by the LLC in accordance with the instructions of the LLC Members.

Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13 (d) of the Securities Exchange Act of 1934 ("Exchange Act"), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Fund, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

The Annual Report for the Fund for its year ended December 31, 2002 has previously been delivered to the Fund's shareholder.

Election of Directors (Proposal 1) - General Matters

All the nominees have consented to serve as directors of the Fund if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

These nominees, if elected, will constitute the entire Board of Directors of the Fund. To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

The Independent Directors of the Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of auditors. The Independent Directors of the Fund also constitute its Nominating committee. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors. The Nominating Committee will consider nominees recommended by LLC Members. Proposed nominations should be submitted to the attention of the Secretary of the Fund.

The Fund's Independent Directors each receive an annual fee from the Fund of $10,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000. The Fund's directors who are "interested persons" of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors. The following table shows the compensation of the independent directors from Fund III during the year ended December 31, 2002:

Director	Compensation
J. Michael Egan	$11,500
Scott C. Malpass	$10,000
Michael G. McCaffery	$11,000
Roger Smith	$11,500
Arthur Spinner	$10,500

Proposal 1

TO ELECT SEVEN DIRECTORS OF FUND II

Listed below is the name, age, year of election and principal occupation during the past five years of each nominee for election to the Board of Directors of Fund III. Nominees who are "interested persons" are indicated by an asterisk.

Name and Position With Fund	Age	Director Since	Occupation During Past Five Years

J. Michael Egan, Director	50	2000	President, Chief Executive Officer, Bluebird Development, L.L.C. since 1996; advisory director of VLLI Holdings, LLC ("Fund I"); Chairman, Cardiza, Inc. since 2000.
Salvador O. Gutierrez, Director and President *	59	2000

President and Director; Senior Vice President, Westech Investment Advisors since 1994, and Senior Vice President, Western Technology Investment since 1987; director of Venture Lending & Leasing II, Inc. (Fund II). Senior executive of the Managing Member of Fund I.

Scott C. Malpass, Director	40	2000

Vice President and Chief Investment Officer, and other positions, with University of Notre Dame since 1988. Concurrent appointment as an Assistant Professor of Finance and Business Economics to the University's College of Business Administration.

Michael G. McCaffery , Director	49	2000	President & CEO, Stanford Management Company since September, 2000. President & CEO, Robertson Stephens & Co. 1993-2000.
Roger V. Smith, Director	61	2000	Founder and President, Smith Venture Group (advisory services for venture capital companies) since 1994; advisory director of Fund I.
Arthur Spinner, Director	53	2000

Managing Partner, Spinner Asset Management since 1993; Chairman of the Board, Spinner Global Technology Fund since 1993; General Partner of Hambro International Equity Partners since 1981; Director, Rainifinity since 1998.

Ronald W. Swenson, Director, Chairman and Chief Executive Officer*	58	2000	CEO and Director; President Westech Investment Advisors since 1994, and President and Director, Western Technology since 1980; director of Fund II. Senior executive of the Managing Member of Fund 1.

During the year ended December 31, 2002, the Board of Fund III met four times and the Audit Committee met once. All of the directors with the exception of directors Spinner and Malpass attended at least 75% of the Board meetings held during the last fiscal year.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of the five "independent" (as defined in the listing standards of the National Association of Security Dealers) members of the Board of Directors. The Fund's Board of Directors revised the audit committee's written charter on November 13, 2002 which is attached as an appendix to this Proxy Statement. The members of the Audit Committee include directors Smith, Egan, Spinner, McCaffery, and Malpass. The Audit Committee reviewed and discussed with management the Fund's audited financial statements for the year ended December 31, 2002, December 31, 2001, and as of and for the period from May 19, 2000 (Commencement of Operations) through December 31, 2000. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. The Audit Committee considered whether the provision of non-financial audit services were compatible with Deloitte & Touche LLP's independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Commission. The Audit Committee also recommends the selection of Deloitte & Touche LLP to serve as independent auditors for the year ending December 31, 2003.

Audit Committee

Roger V. Smith (Chairman)

J. Michael Egan

Arthur C. Spinner

Michael G. McCaffery

Scott C. Malpass

Other Information

Managers. Fund III is a party to a Management Agreement dated as of May 19, 2000 between the Fund on the one hand, and Westech Investment Advisors and Siguler Guff Advisers on the other hand. The Management Agreement was last approved by the Fund's Board of Directors at a meeting held on May 15, 2000. During the Fund's year ending December 31, 2002, the following compensation was paid by the Fund to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management Agreement:

Management Fee
$6,548,175

Independent Auditors. Effective July 2002, Deloitte & Touche LLP served as the Fund's independent auditors. Previously, Arthur Andersen LLP served as the Fund's independent auditors from the inception of the Fund through May 2002. The audit committee has considered the independence of the auditors, and has concluded that the auditors' provision of non-audit services is compatible with maintaining auditor independence. During the Fund's year ending December 31, 2002 the following compensation was paid to the Fund's auditors.

Auditor Compensation
Description	Arthur Andersen LLP	Deloitte & Touche LLP	Total
Audit Fee	$2,000	$26,250	$28,250
All Other Fees	$ 0	$10,400	$10,400
Total Fees	$2,000	$36,650	$38,650

Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez are executive officers of Westech Investment Advisors, and each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

Siguler Guff Advisers, the advisor to the Fund Manager, is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

Executive Officers of the Fund; Advisory Director. The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez.

Name and Position With Fund	Age	Principal Occupation and Business History
George W. Siguler, Advisory Director	54	Managing Director, Siguler Guff Advisers and affiliates since 1995 Director, NovaCare Inc.
Brian R. Best, Vice President, Chief Financial Officer and Secretary	36	Various positions with Westech Investment Advisors since 1997.
Donald P. Spencer, Assistant Secretary	46	Managing Director, Siguler Guff Advisers and affiliates since 1995.

The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler is the sole Advisory Director of the Fund.

Annual Reports. The Fund will furnish to shareholders, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

Submission of Shareholder Proposals. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2004.

Other Matters to Come Before the Meeting. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

April 10, 2003

CHARTER FOR THE AUDIT COMMITTEE

OF

VENTURE AND LENDING LEASING III, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Directors of Venture Lending & Leasing III, Inc. (the "Fund"). The Charter will be reviewed and approved annually by the Board of Trustees of the Fund.

Purpose

The Audit Committee has as its primary purpose, among other things, oversight responsibility for the integrity of the Fund's financial reporting and for the adequacy of the Fund's overall system of internal controls.

Authority

The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Audit Committee

The Audit Committee shall be composed of not less than two members of the Board of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), each of whom is able to read and understand financial statements. As required by Section 301 of the Sarbanes-Oxley Act of 2002, the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Audit Committee, as a member of another Committee of the Board of Directors, or as a member of the Board of Directors), or be an affiliated person of the Fund. As required by Section 407 of the Sarbanes-Oxley Act of 2002, one or more members of the Audit Committee must be a "financial expert" as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto. The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed.

Meetings

The Audit Committee shall meet two times a year, with additional meetings being held as deemed appropriate by the Chair of the Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Audit Committee, and will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee. Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountants, and the individuals at Westech Investment Advisors Inc. ("Westech"), and Siguler Guff & Company ("Siguler Guff") who provide financial and executive management of the Fund ("Management").

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

  Review and recommend to the Board of Directors which independent public accountants should be selected to audit the books of the Fund.
  Evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to Management, or consulting services to the Fund or other funds advised by Westech or Siguler Guff, and to receive the specific representations of the independent public accountants as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Fund as required by Section 201 of the Sarbanes-Oxley Act of 2002, any preapproval requests submitted by the independent public accountants as required by Section 202 of that Act, the audit partner rotation requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.
  Meet with the independent public accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Fund's financial statements and related footnotes, the independent public accountants' report thereon, any significant changes required in the independent public accountants' audit plan, any serious difficulties or disputes with Management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.
  Review with the independent public accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent public accountants. The Audit Committee will receive and review the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002, and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act, and will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act of 2002.
  Review periodically with the independent public accountants the form of the Fund's financial statements, including the Fund's significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.
  Provide the independent public accountants with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent public accountants' evaluation of Management's financial and accounting personnel, and the cooperation which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.
  Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.
  Review fees of the independent public accountants in relation to services provided to the Fund.
  Investigate any improprieties or suspected improprieties in the Fund's operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as contemplated by Section 301 of the Sarbanes-Oxley Act of 2002.
  Review the reports of the Pricing Committee describing all pricing and liquidity determinations in accordance with the Fund's Pricing Procedures.
  Review violations of the Fund's or Management's Code of Ethics and determine what action should be taken, if any.
  Consider requests for exemption from the Fund's Code of Ethics.
  Review the Fund's use of broker-dealers.
  Review the Fund's payment of commissions, including the use of commissions to obtain research ("soft dollars").
  Summarize the proceedings of all meetings of the Audit Committee at meetings of the Board of Directors of the Fund.
  Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain special counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.
  Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and should remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all requirements, are of the highest quality, and are consistent with "best practices" of the investment company industry.

Effective as of December 2002.

Exhibit A

Members of the Audit Committee

Roger V. Smith

J. Michael Egan

Arthur C. Spinner

Michael G. McCaffery

Scott C. Malpass

Chair of the Audit Committee

Roger V. Smith

ANNEX A

Beneficial Ownership of Fund Shares

Beneficial Owners of More Than 5% of Fund III Shares as of the Record Date
Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing III, LLC	100,000; 100%
The Board of Trustees of the Leland Stanford Junior University**	8,290; 8.290%
Saratoga Investments, LP **	5,527; 5.527%
Fire and Police Pension Fund, San Antonio **	5,527; 5.527%
Pfizer, Inc. **	5,527; 5.527%
Pension Plan of Constellation Energy Group, Inc. **	5,527; 5.527%
University of Notre Dame du Lac **	5,527; 5.527%

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

** Each is an indirect beneficial owner of more than 5% of the shares by virtue of owning more than 5% of the membership interests in Venture Lending & Leasing III, LLC

Beneficial Ownership of Fund III Shares by Fund Directors and Executive Officers on March 31, 2003

No director or executive officer of Fund III owns in excess of 1% of the Shares outstanding.

PROXY

Venture Lending & Leasing III, Inc.

Annual Meeting of Shareholders - May 14, 2003

The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing III, Inc.

Please sign and date this proxy and return it in the enclosed envelope to Westech Investment Advisors, 2010 No. First Street, Suite 310, San Jose, California 95131, attention Lynda Colletta, or fax to 408 436-8625.

Please indicate your vote by an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" the proposal below.

Election of J. Michael Egan, Salvador O. Gutierrez, Scott C. Malpass, Michael G McCaffery, Roger V. Smith, Arthur C. Spinner, and Ronald W. Swenson as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

FOR ______	AGAINST ______	ABSTAIN ______

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________________________________

(Signature of Shareholder; indicate name and title below if applicable)

Dated ______________, 2003